UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2014

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.             Changes in Registrant’s Certifying Accountant.

On October 6, 2014, the Audit Committee, or the Committee, of the Board of Directors of Five Star Quality Care, Inc., or the Company, approved the engagement of McGladrey LLP, or McGladrey, as the Company’s independent registered public accounting firm, effective immediately.  During the years ended December 31, 2012 and December 31, 2013, and the subsequent interim period through October 6, 2014, the Company did not, nor did anyone on its behalf, consult with McGladrey with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Contemporaneous with the Committee’s determination to engage McGladrey, the Committee dismissed Ernst & Young LLP, or Ernst & Young, as the Company’s independent registered public accounting firm, effective immediately.

The reports of Ernst & Young on the Company’s financial statements for each of the two fiscal years ended December 31, 2012, and December 31, 2013, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2012, and December 31, 2013, and during the subsequent interim period through October 6, 2014, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the subject matter of the disagreement in their report.

On April 16, 2014, the Company filed Amendment No. 1 to the Company’s Annual Report on Form 10-K/A, or the 2012 Amended 10-K, for the fiscal year ended December 31, 2012 and amended quarterly reports on Form 10-Q/A for the first two quarters of 2013 for the purpose of restating such financial statements to correct certain errors in the Company’s accounting for income taxes and other errors. As previously reported in the 2012 Amended 10-K, management concluded that as of December 31, 2012, the Company’s internal control over financial reporting was not effective and that the Company had material weaknesses (1) in the Company’s internal controls over accounting for income taxes; specifically, its internal controls did not provide for timely reconciliation and review of its income tax accounts, (2) in the Company’s internal controls due to a lack of sufficient personnel with requisite accounting competencies, and (3) in the Company’s internal controls due to an insufficient level of oversight in the financial statement close process.  Further, as previously reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, management concluded that as of December 31, 2013, the Company’s internal control over financial reporting was not effective, and, in addition to the material weaknesses identified above, the Company had a material weakness in its internal controls over accounts payable; specifically, its internal controls did not provide for timely identification of certain incurred obligations. During the fiscal years ended December 31, 2012 and December 31, 2013 and the subsequent interim period through October 6, 2014 there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) except that Ernst & Young advised the Company that, because of the effect of the material weaknesses described above, the Company had not maintained effective internal control over financial reporting as of December 31, 2012 or December 31, 2013.  The Committee has discussed these material weaknesses in the Company’s internal control over financial reporting with Ernst & Young.  The Company has authorized Ernst & Young to respond fully to the inquiries of any successor accountant of the Company concerning these reportable events.

The Company provided Ernst & Young with a copy of the disclosures it is making in this Form 8-K and requested that Ernst & Young furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements contained herein.  A copy of Ernst & Young’s letter, dated October 9, 2014, is filed as Exhibit 16.1 to this Form 8-K.

Item 8.01              Other Events.

The Company intends to file with the SEC its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 on or about the same day, and it currently expects those filings to occur by December 31, 2014.  The lenders under each of the Company’s $150.0 million secured revolving credit facility and the Company’s $25.0 million secured revolving credit facility have waived, until December 31, 2014, any default resulting from the Company’s not timely delivering its financial statements for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, as required under these credit facilities.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
16.1	Letter of Ernst & Young LLP dated October 9, 2014

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER THE COMPANY USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, THE COMPANY IS MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•      THIS REPORT STATES THAT THE COMPANY INTENDS TO FILE WITH THE SEC ITS QUARTERLY REPORTS ON FORM 10-Q FOR THE QUARTERS ENDED MARCH 31, 2014, JUNE 30, 2014 AND SEPTEMBER 30, 2014 ON OR ABOUT THE SAME DAY AND THAT IT CURRENTLY EXPECTS THOSE FILINGS TO OCCUR BY DECEMBER 31, 2014, AND THAT THE COMPANY’S LENDERS HAVE WAIVED, UNTIL DECEMBER 31, 2014, ANY DEFAULT UNDER THE COMPANY’S CREDIT FACILITIES RESULTING FROM THE COMPANY’S NOT TIMELY DELIVERING ITS FINANCIAL STATEMENTS FOR THE QUARTERS ENDED MARCH 31, 2014, JUNE 30, 2014 AND SEPTEMBER 30, 2014, AS REQUIRED UNDER THESE CREDIT FACILITIES.  THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL BE ABLE TO FILE THOSE QUARTERLY REPORTS OR DELIVER THOSE FINANCIAL STATEMENTS BY DECEMBER 31, 2014, OR THAT THE LENDERS WOULD GRANT THE COMPANY ANY FURTHER WAIVER OF ANY DEFAULT BEYOND DECEMBER 31, 2014, IF THE COMPANY IS UNABLE TO DELIVER THOSE FINANCIAL STATEMENTS BY THAT DATE.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By:	/s/ Paul V. Hoagland
Paul V. Hoagland
Treasurer and Chief Financial Officer

Dated: October 9, 2014

EXHIBIT INDEX

Exhibit	Description
16.1	Letter of Ernst & Young LLP dated October 9, 2014